PARAMETRIC TABS SHORT-TERM MUNICIPAL BOND FUND
PARAMETRIC TABS INTERMEDIATE-TERM MUNICIPAL BOND FUND

Supplement to Summary Prospectuses and Prospectus each dated June 1, 2022

The following replaces the first paragraph under “Principal Investment Strategies” in “Fund Summaries” under “Parametric TABS Short-Term Municipal Bond Fund” and “Parametric TABS Intermediate-Term Municipal Bond Fund”:

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of municipal obligations, the interest on which is exempt from regular federal income tax (the “80% Policy”). In seeking the Fund’s investment objective, the portfolio managers emphasize tax-exempt income. The Fund normally invests in municipal obligations rated in the three highest rating categories (those rated A or higher by S&P Global Ratings (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, determined by the investment adviser or sub-adviser to be of comparable quality at the time of purchase. The Fund may invest up to 15% of its net assets in municipal obligations rated BBB by S&P, Fitch or Moody’s or, if unrated, determined by the investment adviser or sub-adviser to be of comparable quality. The Fund will not invest more than 50% of its net assets in municipal obligations rated A at the time of purchase by S&P, Fitch or Moody’s or, if unrated, determined by the investment adviser or sub-adviser to be of comparable quality. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used. The Fund may continue to hold securities that are downgraded (including bonds downgraded to below investment grade credit quality (“junk bonds”)) if the sub-adviser believes it would be advantageous to do so. The Fund will not invest in a municipal obligation the interest on which the Fund’s sub-adviser believes is subject to the federal alternative minimum tax.

June 8, 2022	40845 6.8.22